UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009

Southern National Bancorp of Virginia, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive

McLean, Virginia 22101

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (434) 973-5242

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 20, 2009, Southern National Bancorp of Virginia, Inc. publicly disseminated a press release announcing its financial results for the three and nine months ended September 30, 2009 and furnished to the Securities and Exchange Commission these financial results on a Current Report on Form 8-K on October 21, 2009 (the “Initial Report”).

Subsequent to the Initial Report, the Company learned of additional deferrals made in the fourth quarter of 2009 on three of the trust preferred securities it owns. The deferral on one of the trust preferred securities resulted in an additional other than temporary impairment charge of approximately $191,000 pre-tax ($126,000 after tax) for the three months ended September 30, 2009, and an aggregate other than temporary impairment charge of $1.2 million for the quarter. Recently issued accounting standards (ASC 855-10) require the Company to consider events occurring after the reporting period up until the time its financial statements are issued. If such events provide evidence about a condition that existed at the reporting period, it should be recorded in that period. The Company evaluated these new deferrals and determined that the additional charges should be recorded as of September 30, 2009 in accordance with this standard.

The Company has revised certain financial information furnished with the Initial Report to give effect to the additional other than temporary impairment charge, which are attached hereto as Exhibit 99.1.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K/A:

Exhibit Number	Description of Exhibit

99.1	Certain Revised Financial Information of the Press Release issued by Southern National Bancorp of Virginia, Inc. dated October 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.
(Registrant)
Dated: October 26, 2009

	By:	/S/ WILLIAM H. LAGOS
William H. Lagos
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Certain Revised Financial Information of the Press Release issued by Southern National Bancorp of Virginia, Inc. dated October 20, 2009.